EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Pacific Sands, Inc. (the “Company”) on Form 10-KSB for the year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael D. Michie, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of section 13 (a) or 15 (d), as applicable of the Securities Exchange Act of 1934: and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 13, 2008	/s/ Michael D. Michie
Michael D. Michie
Chief Financial Officer